UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 29, 2003

                               Axeda Systems Inc.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                     DELAWARE          000-26287         23-2763854
            -----------------------  ------------   -------------------
           (State or other juris-     (Commission     (IRS Employer
          diction of incorporation)   File Number)  Identification No.)



                       21 Oxford Road, Mansfield, MA 02048
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (508)-337-9200

                                       N/A
        ----------------------------------------------------------------
                       (Former name or former address, if
                          changed since last report.)



ITEM 9.    REGULATION FD DISCLOSURE  (Information Provided Under Item 12)

The following information is furnised pursuant to Item 12, "Resuts of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216.

On April 29, 2003 the Company issued a press release announcing, among other things, its financial results for the first quarter of 2003. A copy of the Company's press release is included in this report as Exhibit 99.1.



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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Axeda Systems Inc.

Date: April 29, 2003        By: /s/ Thomas J. Fogarty
                                            --------------------------
                                            Thomas J. Fogarty,
                                            Executive Vice President and
                                             Chief Financial Officer




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                                INDEX TO EXHIBITS

 Exhibit
 Number      Description
===========  ===================================================================
   99.1      Press Release, dated April 29, 2003, issued by Axeda Systems Inc.
             announcing its financial results for the first quarter of 2003.




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